UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2023

Electriq Power Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39948	85-3310839
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 N. Flagler Drive,	Suite 1003	33401
West Palm Beach,	Florida
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (833) 462-2883
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ELIQ	New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $6.57 per share	ELIQ.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).	Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On September 11, 2023, Electriq Power Holdings, Inc. (the “Company”) issued a press release announcing that the Company will present at the H.C. Wainwright 25th Annual Global Investment Conference (the “Conference”) taking place September 11-13, 2023, in New York, NY. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

On September 11, 2023, the Company made available on its website at https://investors.electriqpower.com/investor/events-and-presentations/default.aspx a presentation relating to the Company’s business and operations which it intends to present at the Conference. A copy of the investor presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference. The forgoing exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K and the investor presentation include forward-looking statements within the meaning of the federal securities laws and are based on the Company’s current expectations and projections about future events including future financial or operating performance of the Company. All statements other than statements of historical fact are forward looking statements. Forward-looking statements generally relate to future events or the future financial or operating performance of the Company. In some cases, you can identify forward-looking statements by terminology such as “forecasted,” “expected,” “projects,” “projected,” “estimated,” “anticipated,” “potential,” “could” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements in this 8-K and investor presentation include statements regarding (i) growth of the residential solar install capacity and U.S. battery storage unit installs, (ii) our expectations related to project financing, (iii) our expectations for the sources of revenue and the timing of such revenue, (iv) our beliefs regarding our addressable market including the size, scope and growth of such market, (v) our anticipated unit price and gross margins, (vi) our expectations regarding our business model, (vii) our position and ability to capitalize on market opportunities and the impacts to our results and (viii) the impact and benefits of certain regulations. Such forward-looking statements are based on beliefs and assumptions and on information currently available to management of the Company and are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

For additional information regarding known material factors that could cause our actual results to differ from those expressed or implied by these forward-looking statements, please read (i) the section titled “Risk Factors” in the Appendix of the investor presentation attached hereto as Exhibit 99.2, (ii) the section titled “Risk Factors” in our registration statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) on July 10, 2023, (iii) our reports filed from time to time with the SEC and (iv) other public announcements we make from time to time. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No	Exhibit
99.1	Press Release dated September 11, 2023
99.2	Investor Presentation dated September 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRIQ POWER HOLDINGS, INC.

Date: September 11, 2023	By:	/s/ Frank Magnotti
	Name:	Frank Magnotti
	Title:	Chief Executive Officer